UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  June 11, 2007
                Date of Report (Date of earliest event reported)

                                 GTJ REIT, INC.
             (Exact name of registrant as specified in its Charter)


   Maryland                            0001368757                20-5188065
(State or other jurisdiction     (Commission File Number)      (IRS Employer
 of incorporation)                                           Identification No.)

                                444 Merrick Road
                               Lynbrook, NY 11563
               (Address of principal executive offices) (Zip Code)

                                 (516) 881-3535
               Registrant's telephone number, including area code

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On July 2, 2007, the Registrant entered into a Loan Agreement, dated as of June 30, 2007 (the "Loan Agreement"), among the Registrant and certain direct and indirect subsidiaries of the Registrant, namely, Green Acquisition, Inc., Triboro Acquisition, Inc., Jamaica Acquisition, Inc., 165-25 147th Avenue, LLC, 49-19 Rockaway Beach Boulevard, LLC, 85-01 24th Avenue, LLC, 114-15 Guy Brewer Boulevard, LLC, (collectively, the "Borrowers"); and ING USA Annuity And Life Insurance Company; ING Life Insurance and Annuity Company; Reliastar Life Insurance Company; and Security Life Of Denver Insurance Company (collectively, the "Initial Lenders" and, together with any other Lenders from time to time party hereto, the "Lenders"). Pursuant to the terms of the Loan Agreement, the Lenders shall provide multiple loan facilities in the amounts and on the terms and conditions set forth in such Loan Agreement. The aggregate of all loan facilities under the Loan Agreement shall not exceed $72,500,000. On July 2, 2007, the Initial Lenders made an initial $17,000,000 term loan. In addition to the initial term loan, the Lenders collectively made a mortgage loan of $1,000,000 to the Borrowers. Interest on the loan shall be paid monthly. The principal shall be paid on the maturity date pursuant to the terms set forth in the Loan Agreement, namely July 1, 2010 unless otherwise extended or renewed.

     The loan facilities are collateralized by: (1) an Assignment of Leases and Rents on four bus depot properties (the "Depots") owned by certain of the Borrowers and leased to the City of New York, namely (a) 49-19 Rockaway Beach Boulevard; (b) 165-25 147th Avenue; (iii) 85-01 24th Avenue and (d) 114-15 Guy Brewer Boulevard; (2) Pledge Agreements under which (i) the Registrant pledged its 100% stock ownership in each of: (a) Green Acquisition, Inc.; (b) Triboro Acquisition, Inc. and (c) Jamaica Acquisition, Inc., (ii) Green Acquisition, Inc. pledged its 100% membership interest in each of (a) 49-19Rockaway Beach Boulevard, LLC and (b) 165-25 147th Avenue, LLC, (iii) Triboro Acquisition, Inc. pledged its 100% membership interest in 85-01 24th Avenue, LLC, and (d) Jamaica Acquisition, Inc. pledged its 100% membership interest in 114-15 Guy Brewer Boulevard, LLC, and (3) a LIBOR Cap Security Agreement under which GTJ Rate Cap LLC, a wholly owned subsidiary of the Registrant, pledged its interest in an interest rate cap transaction evidenced by the Confirmation and ISDA Master Agreement, dated as of December 13, 2006, with SMBC Derivative Products Limited. The Registrant had assigned its interest in the interest rate cap transaction to GTJ Rate Cap LLC prior to entering into the Loan Agreement. $1,000,000 of the loan is secured by a mortgage in the amount of $1,000,000 on the Depots collectively.

     In addition to customary non-financial covenants, the Borrowers are obligated to comply with the following financial ratio covenants (1) the Borrowers will not permit the ratio of (a) Consolidated Net Operating Income for any period of four consecutive Fiscal Quarters to (b) Consolidated Debt Service for such period, to be less than 1.3 to 1.0; (2) the Borrowers will not permit the ratio of (a) Consolidated Net Operating Income from Unencumbered Assets for any period of four consecutive Fiscal Quarters to (b) Consolidated Unsecured Debt Service for such period, to be less than 1.3 to 1.0; (3) the Borrowers will not permit the ratio of (a) Consolidated Debt at any time to (b) Total Assets Value at such time, to be greater than 0.6 to 1.0; and (4) the Borrowers will not permit the ratio of (a) Total Unencumbered Assets Value at any time to (b) Consolidated Unsecured Debt at such time, to be less than 1.5 to 1.0.

     The foregoing description of the Loan Agreement and related agreements described above is only a summary and is not intended to be complete. You are encouraged to read each of these documents in their entirety. Copies of the same are attached as exhibits to this Current Report on Form 8-K and the text of each is hereby incorporated by reference. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to the Loan Agreement.


Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 in this Report on Form 8-K is hereby incorporated by reference in its entirety.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On June 11, 2007, the Board of Directors of the  Registrant  elected Harvey
I. Schneider as a director of the Registrant. His term will continue until his successor is elected and qualifies. Mr. Schneider is currently a Partner at the law firm of Putney, Twombly, Hall & Hirson LLP. He is 73 years of age. Mr. Schneider is admitted to practice in New York and Florida. For over forty-five years he has practiced in the fields of trusts and estates for individuals, and employee benefits and succession planning for business entities. He is a member of the Sections on Trusts and Estates and Employee Benefits of the New York State Bar Association; currently Vice-Chair of the Estate and Gift Tax Committee of the Section on Real Property and Probate Law of the American Bar Association; former Co-Chair of the Estates, Trusts and Surrogates Court Practice Section of New York County Lawyers Association, as well as the former Chair of that Section's Committee on Continuing Legal Education; and a member of the Association of the Bar of The City of New York where he has served on its Committee on Estate and Gift Taxation and presently serves on its Senior Lawyers Committee. Mr. Schneider is a 1955 graduate of the Pennsylvania State University with a B.S. in business administration and a 1958 graduate of the New York University School of Law.

Item 8.01 Other Events.

The Registrant proposes to file an election to be taxed as a Real Estate Investment Trust ("REIT") under the federal income tax laws effective beginning with our taxable year beginning July 1, 2007 and ending December 31, 2007. As specified in the Registrant's proxy statement, dated February 9, 2007 and included in Amendment No. 4 to the Registrant's Form S-11 on Form S-4 filed on January 31, 2007, (the "proxy statement"), if the Registrant qualifies as a REIT, it will not be subject to federal income tax on the net income that the Registrant distributes to its stockholders, other than with respect to its taxable REIT subsidiaries, which are not engaged in the real estate business. The foregoing description is only a summary and is not intended to be complete. You are encouraged to read the section of the proxy statement entitled "Federal Income Tax Consequences of the Reorganization and Our Proposed Status as a REIT" for further information regarding the REIT election.


Item 9.01    Financial Statements and Exhibits

Exhibit No./Description

10.1     Loan Agreement
10.2     Form of Pledge Agreement
10.3     Confirmation  and ISDA Master  Agreement,  dated as of
         December 13, 2006,  with SMBC  Derivative  Products Limited
10.4     Libor Cap Security Agreement
10.5     Mortgage Notes
10.6     Mortgages
10.7     Assignment of Leases and Rents




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 9, 2007                     GTJ REIT, INC.

                                       By:   /s/ Michael I. Kessman
                                          ------------------------------------
                                                 Michael I. Kessman
                                                 Chief Accounting Officer